[John Hancock Logo]
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JOHN HANCOCK FUNDS

December 30, 2003
Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock U.S. Global Leaders Growth Fund. The attached proxy statement contains information about a proposal to retain Sustainable Growth Advisers, L.P. (SGA) as investment subadviser to the Fund.

Why is a sub-adviser being proposed?

John Hancock Funds believes that naming SGA as subadviser to John Hancock U.S. Global Leaders Growth Fund is in the best interest of shareholders because it promotes the long-term continuity of the Fund's strategy and management.

SGA was recently founded by George Fraise and Gordon Marchand who have been associated with the fund since 2000 and 1995 (the Fund's inception), respectively. SGA will continue the fund's investment philosophy and strategy that Messrs. Fraise and Marchand implemented while principals of the Fund's former sub-advisory firm Yeager, Wood & Marshall. Messrs. Fraise and Marchand were recently joined by a third principal of SGA, Robert L. Rohn. Mr. Rohn has been managing large-cap equity portfolios in a similar style to the U.S. Global Leaders Growth Fund for more than ten years.

Your Fund's trustees carefully reviewed information relating to SGA's personnel, operations and financial condition, as well as the expertise of its principals and support team and the quality of its resources dedicated to investment management. They also considered the historical performance record of SGA's management team and the benefits of providing continuity of the portfolio management team for the Fund, and determined to recommend the firm as sub-adviser to the Fund.

No Impact on Fund Expenses

There will be no change to the Fund's management fee as a result of the sub-investment management contract. Under the sub-investment management contract, John Hancock Advisers will pay a percentage of its management fee to SGA. The proxy statement includes details of the compensation agreement.

Your Vote Matters

After careful consideration, your Fund's trustees recommend you vote for this proposal. The enclosed proxy statement contains further explanation and important details of the sub-investment management contract, which I strongly encourage you to read before voting. If approved by the shareholders, the contract will become effective on February 16, 2004.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings at your Fund's expense. For your convenience, you may vote one of three ways: via telephone by calling the phone number on your proxy card; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway.

If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00A.M. and 8:00P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                           Sincerely,

                                           /s/ Maureen Ford Goldfarb

                                           Maureen Ford Goldfarb
                                           Chairman and Chief Executive Officer
260PX

                  JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND
                    (a series of John Hancock Capital Series)
                              101 Huntington Avenue
                                Boston, MA 02199


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 11, 2004

This is the formal agenda for your Fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock U.S. Global Leaders Growth Fund (the
"Fund"):

A special meeting of shareholders of your Fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, February 11, 2004 at 9:00 A.M., Eastern time, to consider the following:

1. A proposal to approve a sub-investment management contract among John Hancock Advisers, LLC, the Fund and Sustainable Growth Advisers, LP. Your board of trustees recommends that you vote FOR this proposal.

2. Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on December 17, 2003 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                                 By order of the board of
                                                 trustees,


                                                 Susan S. Newton
                                                 Secretary
December 30, 2003

                               PROXY STATEMENT OF

                  JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND
                    (a series of John Hancock Capital Series)

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     Your Fund will furnish without charge a copy of its most recent semi-annual and annual report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of the Fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

     This proxy statement is being used by the board of trustees of your Fund to solicit proxies to be voted at a special meeting of shareholders of your Fund. This meeting will be held at the principal executive offices of the Funds, 101 Huntington Avenue, Boston, Massachusetts on Wednesday, February 11, 2004 at 9:00 A.M., Eastern time. The purpose of the meeting is to consider:

   1. A proposal to approve a sub-investment management contract between John Hancock Advisers, LLC, the Fund and Sustainable Growth Advisers LP.

   2. Any other business that may properly come before the meeting.

     This proxy statement and the proxy card are being mailed to Fund shareholders on or about December 30, 2003.

Who is Eligible to Vote?
     Shareholders of record on December 17, 2003 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT CONTRACT

     John Hancock Advisers, LLC (the "Adviser") serves as your Fund's investment adviser and is responsible for providing the Fund with a continuous investment program under an investment management contract (a "management contract") with the Fund.

     At a meeting of your Fund's trustees held on December 16, 2003, the trustees, including all of the independent trustees (those who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), unanimously approved and voted to recommend that shareholders of the Fund approve a new subadvisory contract (a "proposed subadvisory contract") between the adviser, the Fund and Sustainable Growth Advisers, LP ("SGA"). The form of proposed subadvisory contract is attached to this proxy statement as Exhibit A.

     SGA was recently founded by George Fraise and Gordon Marchand who have been associated with the Fund since 2000 and 1995 (the Fund's inception), respectively. SGA will continue the Fund's investment philosophy and strategy that Messrs. Fraise and Marchand implemented while principals of the Fund's former sub-advisory firm Yeager, Wood & Marshall. Messrs. Fraise and Marchand were recently joined by a third principal of SGA, Robert L. Rohn. Mr. Rohn has been managing large-cap equity portfolios in a similar style to the U.S. Global Leaders Growth Fund for more than ten years.

     Prior to July 16, 2003, Yeager, Wood & Marshall, Inc. ("YWM") served as investment adviser to the Fund. YWM was terminated as subadviser, and the adviser conducted a due diligence review to find a suitable subadviser for the Fund. At the completion of the due diligence process, the adviser determined that shareholders of the Fund would be best served if the portfolio management team that had been managing the Fund in the past continued to manage the Fund going forward. As a result, George Fraise and Gordon Marchand, former principals of YWM, were hired as employees of the adviser and appointed as the portfolio managers of the Fund.

     Messrs. Fraise and Marchand founded SGA and began operations in July 2003, and will continue the Fund's investment philosophy and strategy SGA has added resources that include the addition of a third principal to the firm, Robert L. Rohn. Now that SGA's business has been firmly established, the adviser believes that entering into a sub-investment management contract with SGA will offer continuity of management and give the Fund access to SGA's full research capabilities and management expertise. (Upon approval of the sub-advisory agreement by the Fund's shareholders, Messrs. Fraise and Marchand will devote their full time to SGA and will no longer be employees of the adviser.)

     The subadvisory fees payable under the proposed subadvisory contract will be borne by the adviser and not by the Fund. The adviser will be solely responsible for paying the proposed subadvisory fee to SGA. The investment management fees payable by the Fund to the adviser under the management contract will not change.

     For a summary of the trustees' rationale for recommending that shareholders vote to hire SGA, see "Analysis of Proposal and Review of Trustees" below.

About Sustainable Growth Advisers, LP
     SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies, and mutual funds. George Fraise, Gordon Marchand and Robert L. Rohn, each owns 331/3% of SGA. Total assets under management by SGA principals as of October 31, 2003 were approximately $706 million. SGA does not currently manage any other domestic investment company.

     SGA is located at 1285 Avenue of Americas, 35th floor, New York, New York 10019.

     The principal executive officers and members of the investment policy committee of SGA are listed below, along with their principal occupations.

Name*                                    Principal Occupation
--------------------------------------   -------------------------------------------------
Gordon M. Marchand, CFA,CIC              Portfolio Manager, Principal and Director of SGA
(Investment Policy Committee Member)

George P. Fraise                         Portfolio Manager, Principal and Director of SGA
(Investment Policy Committee Member)

Robert L. Rohn                           Portfolio Manager, Principal and Director of SGA
(Investment Policy Committee Member)

------------
* The business address of each person listed is 1285 Avenue of the Americas, 35th Floor, New York, New York 10019.


About the Adviser
     John Hancock Advisers, LLC is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. As of September 30, 2003, the adviser had approximately $28 billion in assets under management, in its capacity as investment adviser to the Fund and other funds and institutional accounts. The Life Company is wholly owned by John Hancock Financial Services, Inc. ("John Hancock"), a Delaware corporation organized in 1999. The Life Company is one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $140 billion as of September 30, 2003, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years. John Hancock has entered into a merger agreement with Manulife Financial Corporation ("Manulife"), a Canadian financial services company. The merger is subject to regulatory and shareholder approval. If approved, the merger, which is expected to close by the end of the first half of 2004, will result in JHA becoming an indirect subsidiary of Manulife. The principal executive officers of the adviser and John Hancock Funds, LLC ("John Hancock Funds"), the Fund's principal underwriter, are located at 101 Huntington Avenue, Boston, MA 02199.

     The principal executive officer and the directors of the adviser are listed below, along with their principal occupations.



Name and Address          Principal Occupation
-----------------------   ------------------------------------------------------------------------------
Maureen Ford Goldfarb     Executive Vice President, John Hancock Financial Services, Inc., John
Director                  Hancock Life Insurance Company; Chairman, Director, President and Chief
101 Huntington Avenue     Executive Officer, the Adviser and The Berkeley Financial Group, Inc.;
Boston, MA 02199          Chairman, Director, President and Chief Executive Officer, John Hancock
                          Funds; Chairman, Director, President and Chief Executive Officer, Sovereign
                          Asset Management Corporation ("SAMCorp."); Director, John Hancock
                          Subsidiaries, Inc.; Independence Investment LLC and John Hancock
                          Signature Services, Inc. ("Signature Services"); Investment Company Institute
                          Board of Governors (since 2002); Senior Vice President, MassMutual
                          Insurance Co. (until 1999).

David F. D'Alessandro     Chairman, Chief Executive Officer and Director of John Hancock Financial
Director                  Services, Inc. and the Insurance Company; Chairman, John Hancock
John Hancock Place        Subsidiaries, LLC; Director, The Berkeley Group, the Adviser and John
P.O. Box 111              Hancock Funds.
Boston, MA 02117

John M. DeCiccio          Executive Vice President and Chief Investment Officer, John Hancock
Director                  Financial Services, Inc.; Director, Executive Vice President and Chief
John Hancock Place        Investment Officer, the Insurance Company; Chairman of the Committee of
P.O. Box 111              Finance of the Insurance Company; Director, John Hancock Subsidiaries,
Boston, MA 02117          LLC, Hancock Natural Resource Group, Independence Investment LLC,
                          Declaration Management & Research LLC, the Adviser and The Berkeley
                          Financial Group, Inc., John Hancock Funds, Massachusetts Business
                          Development Corporation; Director, John Hancock Insurance Agency, Inc.
                          ("Insurance Agency, Inc.") (until 1999).

Mark C. Lapman            Chairman, President and Chief Executive Officer of Independence Investment
Director                  LLC; Director of The Berkeley Group, the Adviser and John Hancock Funds.
53 State Street
Boston, MA 02109

Jeanne M. Livermore       Senior Vice President of the Insurance Company; Director of The Berkeley
Director                  Group, the Adviser and John Hancock Funds; Director of Insurance Agency
John Hancock Place        (until May 1999).
P.O. Box 111
Boston, MA 02117

Name and Address       Principal Occupation
--------------------   ----------------------------------------------------------------------------
Thomas E. Moloney      Senior Executive Vice President and Chief Financial Officer of John Hancock
Director               Financial Services, Inc. and the Insurance Company; Director of The
John Hancock Place     Berkeley Group, the Adviser, John Hancock Funds, John Hancock Realty
P.O. Box 111           Services, John Hancock Canadian Holdings Limited, John Hancock
Boston, MA 02117       Reassurance Co., Ltd., and The Maritime Life Assurance Company; Director
                       and Chief Financial Officer of John Hancock Subsidiaries, Inc.; Director of
                       Signature Services, Inc. (Chairman until February 2000), Director of
                       Insurance Agency (until May 1999).

Robert H. Watts        Senior Vice President of the Insurance Company; Executive Vice President of
Director               Signator Investors, Inc.; Director and Executive Vice President of the
John Hancock Place     Insurance Agency; Director of The Berkeley Group, the Adviser, John
P.O. Box 111           Hancock Funds and Signature Services.
Boston, MA 02117

The Proposed Subadvisory Contract
     The following is a summary of the material terms of the proposed subadvisory contract. In describing the proposed subadvisory contract with SGA, this summary is qualified by the form of proposed subadvisory contract attached to this proxy statement as Exhibit A.

     Compensation. The proposed subadvisory contract (the "contract") provides that SGA (the "subadviser") is required to pay all expenses that it incurs in connection with the performance of its duties under the contract. The contract also provides that the Adviser, not the Fund, will pay the subadvisory fees.

     The proposed subadvisory contract requires the adviser to pay monthly to the subadviser a subadvisory fee which is accrued daily, and on an annual basis is equal to (i) 35% of the gross management fee received by the Adviser for average daily net assets less than $500,000,000; (ii) 30% of the gross management fee received by the Adviser for average daily net assets equal to $500,000,000 and less than $1 billion; (iii) 25% of the gross management fee received by the adviser for average daily net assets equal to $1 billion and less than $1.5 billion; and (iv) 20% of the gross management fee received by the Adviser for average daily net assets equal to or in excess of $1.5 billion. In the event that, and each time that, prior to the fifth anniversary of the effective date of the subadvisory agreement (the "Effective Date"), Messrs. Fraise, Marchand or any person designated as a co-portfolio manager in the Fund's prospectus (collectively, a "Co-portfolio Manager") ceases to be employed by SGA, the monthly fee paid to SGA by the Adviser will be reduced by 20% of the fee that SGA would otherwise earn for such monthly period under the subadvisory agreement until SGA retains a new Co-portfolio Manager as a substitute for the departed Co-portfolio Manager. In the event that, and each time that, prior to the fifth anniversary of the Effective Date, SGA does not have an analyst reasonably acceptable to the Adviser supporting the Co-portfolio Managers in the management of the Fund, the quarterly fee paid to SGA will be reduced by 10% of the fee that SGA would otherwise earn for such quarterly period until SGA retains an analyst reasonably acceptable to the adviser.

     Term. If approved by shareholders of the Fund, the proposed subadvisory contract will take effect as of February 16, 2004 and will remain in effect until June 30, 2005. Thereafter, the proposed subadvisory contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Provisions Contained in the subadvisory Contract and in the Management Contract."

     Limitation of Liability of Sub-Adviser. SGA will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the adviser, the Fund or any of their affiliates as a result of any error of judgment or mistake of law by SGA with respect to the Fund, except that nothing in the subadvisory agreement will limit SGA's liability for any and all losses or, claim based on (a) SGA's causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Prospectus or Statement of Additional Information or any written policies, procedures, guidelines or instructions provided in writing to SGA by the board of trustees or the adviser, (b) SGA's causing the Fund to fail to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company, or (c) SGA's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under the subadvisory agreement.


Provisions Contained in the Proposed Subadvisory Contract and the Management Contract
     Termination, Continuance and Amendment. Except as described above for the proposed subadvisory contract, the contract continues from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your Fund's trustees, or (b) a majority of your Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the Fund's outstanding voting securities, or by the adviser or subadvisor. The contract terminates automatically in the event of its assignment, as defined in the 1940 Act, or in the event that the Adviser ceases to act as the Fund's investment adviser.

     Use of Name "John Hancock." Under the management contract and the proposed subadvisory contract, if the Adviser ceases to act as the Fund's investment manager, the Fund (to the extent that it lawfully can) must cease to use any name derived from the name "John Hancock" or any other name indicating that the Fund is advised by or otherwise associated with the adviser.


The Management Contract
     Under the Fund's management contract, the Adviser, subject to the direction of the trustees, provides the Fund with a continuous investment program for the management of its assets, consistent with the Fund's investment objective and policies. The Adviser furnishes the Fund with advice and recommendations consistent with the investment policies of the Fund regarding the purchase, holding and disposition of portfolio securities. The Adviser:

     o advises the Fund in connection with policy decisions to be made by the trustees;

     o furnishes the Fund with research, economic and statistical data in connection with the Fund's investments and policies;

     o    provides day-to-day administration;

     o    researches issuers of securities to be purchased by the Fund;

     o provides required reports and recommendations to the trustees and maintains the records of the Fund; and

     o assists the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors.

     The Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The Adviser pays the compensation of all officers and employees of the Fund and pays the expenses of clerical services related to the administration of the Fund. Other than expenses specifically assumed by the adviser, all expenses incurred in the continuing operation of the Fund are borne by the Fund, including fees of the independent trustees and all fees of lawyers and accountants. The Fund pays an investment management fee monthly to the adviser equivalent on an annual basis to 0.75% of the average daily net asset value of the Fund.

     The Adviser has voluntarily agreed to reduce management fees and other expenses payable in order to limit the Fund's total operation expenses to 1.37%. This agreement may not be modified or discontinued by the adviser at least until May 17, 2004. For the period from May 17, 2002 to December 31, 2002, the adviser received a fee of $944,765 after expense limitations.

     The management contract and previous subadvisory contract were approved by the Fund's trustees and shareholders.

     Limitation of Liability. The management contract provides that the adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from the reckless disregard of its obligations and duties under the contract.


Analysis of Proposal and Review of Trustees
     The trustees have determined that the terms of the proposed subadvisory contract are fair and reasonable. In approving the proposed subadvisory contract and recommending its approval by the shareholders of the Fund, the trustees, including the independent trustees, considered the best interest of the shareholders of the Fund and took into account all factors they deemed relevant.

     In evaluating the proposed subadvisory contract, the trustees carefully reviewed materials requested by the trustees relating to SGA and its personnel, operations and financial condition. The trustees considered the fact that in recommending SGA, the adviser had conducted a search for a subadviser that the adviser believed would be appropriate for the Fund. The trustees also considered the expertise of SGA's principals and support staff team and the quality of its resources dedicated to investment management. In addition, the trustees considered the historical performance record of SGA's management team in managing investment companies and other client accounts with objectives similar to those of the Fund and the benefits of providing continuity of the portfolio management team for the Fund. The trustees also considered SGA's financial condition and the reputation of its principals in the financial community. The trustees also considered the reasonableness of the subadvisory fee and the portion of the advisory fee that the adviser would retain for its management, supervisory and other services to the Fund. In addition, the trustees considered such other factors as they deemed relevant, including the possibility of other benefits that may be realized by the Fund as a result of SGA serving as the Fund's subadviser. Throughout the review process the independent trustees were advised by their independent legal counsel, who was not counsel to the Fund, the adviser or SGA.


Trustees' Recommendation
     The trustees, including all of the independent trustees, by a vote cast at a meeting held on December 16, 2003 unanimously approved and voted to recommend to the shareholders of the Fund that the Fund adopt the proposed subadvisory contract. If the Fund's shareholders approve the proposed subadvisory contract, that contract will take effect as of February 16, 2004.

     If the proposed subadvisory contract is not approved for the Fund, the trustees will consider what action, if any, should be taken to obtain subadvisory services for the Fund.

     The trustees of your Fund recommend that the shareholders of your Fund vote "for" the proposed subadvisory contract.


VOTING RIGHTS AND REQUIRED VOTE
     Each share of your Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the meeting. The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum. Approval of the proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a joajority of the outstanding shares of your fund means with respect to the proposal the vote of the lesser of

   (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or (2) more than 50 of the outstanding shares of the fund.


Shares                        Quorum                                   Voting
---------------------------   --------------------------------------   -----------------------------------------
In General                    All shares "present" in person or by     Shares "present" in person will be voted
                              proxy are counted toward a quorum.       in person at the meeting. Shares present
                                                                       by proxy will be voted in accordance
                                                                       with instructions.

Broker Non-Vote (where        Considered "present" at meeting for      Broker non-votes do not count as a vote
the underlying holder has     purposes of quorum                       "for" and effectively result in a vote
not voted and the broker                                               "against."
does not have
discretionary authority to
vote the shares)

Proxy with No Voting          Considered "present" at meeting for      Voted "for" the proposal.
Instruction (other than       purposes of quorum
Broker Non-Vote)

Vote to Abstain               Considered "present" at meeting for      Abstentions do not constitute a vote
                              purposes of quorum                       "for" and effectively result in a vote
                                                                       "against."

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this proxy statement and prospectus. Your Fund will continue and the board of trustees will consider what further action may be appropriate.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies
     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your Fund; by personnel of your Fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc. ("JHSS"); or by broker-dealer firms. JHSS, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Fund at a cost of approximately $47,000, to be paid by the adviser.


Revoking Proxies
     A Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.


Outstanding Shares and Quorum
     As of December 17, 2003 (the "record date"), _________ shares of beneficial interest of your Fund were outstanding.

     Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your Fund that are entitled to vote will be considered a quorum.


Other Business
     The Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.


Adjournments
     If, by the time scheduled for the meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the original meeting (in which case the board of trustees of your Fund will set a new record date), your Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting
     In addition to soliciting proxies by mail, by fax or in person, your Fund(s) may also arrange to have votes recorded by telephone by officers and employees of your Fund(s) or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

     o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail with a toll-free number to call if the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.


Internet Voting
     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

     o    Read the proxy statement and have your proxy card at hand.

     o    Go to the Web site on the proxy card.

     o    Enter the control number found on your proxy card.

     o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

     o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.


Shareholder's Proposals
     Your Fund is not required and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

                       OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of your Fund, as of December 5, 2003, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:



Name and Address                                 Number of Shares Owned
------------------                               -----------------------

---------------------------------------------- ------------ ------------ ----------- ------------- -----------
                                               Class A      Class B      Class C     Class I       Class R
---------------------------------------------- ------------ ------------ ----------- ------------- -----------
MLPF&S For The                                 13.12%       17.87%       32.80%      --            --
Sole Benefit Of Its Customers
Attn: Fund Administration 97C55
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484

---------------------------------------------- ------------ ------------ ----------- ------------- -----------
Charles Schwab & Co.                           7.08%        --           --          --            --
101 Montgomery Street
San Francisco CA

---------------------------------------------- ------------ ------------ ----------- ------------- -----------
Citigroup Global Markets Inc                   --           6.68%        10.43%      --            --
333 West 34th Street
New York, New York 10001-2402

---------------------------------------------- ------------ ------------ ----------- ------------- -----------
Canal Securities Company                       --           --           --          61.23%        --
One Chemung Canal Plaza
Elmira NY  14901

---------------------------------------------- ------------ ------------ ----------- ------------- -----------
MCB Trust Services Custodian FBO               --           --           --          27.16%        --
The Investment Incentive Plan
700 17th St Ste 150
Denver CO 80202-3531

---------------------------------------------- ------------ ------------ ----------- ------------- -----------
John Hancock Advisers LLC                                                                          100.0%
101 Huntington Avenue
Boston, MA 02199
---------------------------------------------- ------------ ------------ ----------- ------------- -----------

As of December 5, 2003, the trustees and officers of your Fund owned in the aggregate less than 1% of the outstanding shares of your Fund.


AVAILABLE INFORMATION
     Your Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by your Fund can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                      Exhibit A


                           JOHN HANCOCK CAPITAL SERIES
                  John Hancock U.S. Global Leaders Growth Fund
                       Sub-Investment Management Contract
                             Dated February 16, 2004

                           JOHN HANCOCK ADVISERS, LLC
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                           JOHN HANCOCK CAPITAL SERIES
                  John Hancock U.S. Global Leaders Growth Fund
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                         Sustainable Growth Advisers, LP
                     1285 Avenue of the Americas, 35th Floor
                               New York, NY 10019


                       Sub-Investment Management Contract

Ladies and Gentlemen:

     John Hancock Capital Series (the "Trust") has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series, each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. The Board of Trustees has established several series of the Trust, including John Hancock U.S. Global Leaders Growth Fund (the "Fund").

     The Trustees have selected John Hancock Advisers LLC (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, under the terms and conditions provided in the Investment Management Contract, dated as of the date hereof, between the Trust, the Fund and the Adviser (the "Investment Management Contract").

     The Adviser and the Trustees have selected Sustainable Growth Advisers, LP (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions set forth in this agreement (the "Agreement"). The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

     1. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always to the Trust's and the Fund's organizational documents as amended from time to time and the limitations set forth in the Registration Statement of the Trust, on behalf of the Fund, as in effect from time to time under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), the Sub-Adviser will, have investment discretion with respect to the Fund. In performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall comply with the provisions of the Declaration of Trust and By-laws, all laws applicable to the Trust, the Fund or the Sub-Adviser's business, including, but not limited to, the 1940 Act, Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the rules and regulations promulgated under such statutes and the investment objective, policies and restrictions of the Fund, as each of the same shall be from time to time in effect as set forth in the Fund's then current Prospectus and Statement of Additional Information. The Sub-Adviser shall use its best efforts to cause the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall also comply with such policies, guidelines, procedures and instructions as the Adviser or the Trustees may from time to time establish and deliver to the Sub-Adviser. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's responsibility for the foregoing. No reference in this Agreement to the Sub-Adviser's discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish and revise policies in connection with the management of the Fund's assets or otherwise exercise its right to control the overall management of the Fund's assets.

     The Sub-Adviser will, at its own expense:

     a. furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information, with respect to the purchase, holding and disposition of portfolio securities;

     b. furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights;

     c. furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies, which are consistent with the past practices of the Sub-Advisor with respect to the Fund regarding research, economics and statistical data;

     d. submit such reports relating to the valuation of the Fund's securities as the Trustees or the Fund's Valuation Committee may reasonably request and to monitor daily the value of all securities held by the Fund and in particular the value of any security that is priced at fair value in accordance with the Fund's valuation procedures and immediately report to the Adviser any change in such fair value;

     e. from time to time or at any time as reasonably requested by the Adviser or the Trustees, make reports to the Adviser or the Trust of the Sub-Adviser's performance of the foregoing services and the compliance by the Fund with applicable statutory and regulatory requirements relating to the management of the Fund's assets and the Fund's investment objectives, policies and restrictions and upon request, which may be without notice, to make the Sub-Adviser's records (relating to the services hereunder or otherwise), employees and premises available for compliance audits (relating to any applicable laws, rules regulations, procedures and/or policies) or interviews relating to all of any portion of SGA's advisory business, including its subadvisory relationship with JHA, by the Adviser or the Fund's accountants or counsel;

     f. subject to the supervision of the Adviser, maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, and preserve such records for the periods prescribed therefor by the 1940 Act (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

     g. cooperate with and provide reasonable assistance to the Adviser, the Fund, the Fund's custodian and foreign sub-custodians, the Fund's pricing agents and all other agents and representatives of the Fund and the Adviser, furnish such information with respect to the Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations; and

     h. cooperate generally with the Fund and the Adviser to provide information reasonably requested by the Adviser which is necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission ("SEC"), including Form N-1A, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

     2. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 1, and any other expenses incurred by it in connection with the performance of its duties hereunder.

     3. Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses of the Fund which this Agreement does not expressly make payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 2, the Sub-Adviser will not be required to pay under this Agreement:

     a. the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

     b. legal, accounting and auditing fees and expenses of the Trust or the Fund;

     c. the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

     d. taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

     e. the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund, except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 1(h) to the Adviser;

     f.   brokers' commissions and underwriting fees; and

     g. the expense of periodic calculations of the net asset value of the shares of the Fund.

     4. Compensation of the Sub-Adviser. Subject to Sections 4(b) and (c), for all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser monthly, in arrears, a fee equal on an annual basis to the following percentages of the gross management fee received by the Adviser from the Fund, which percentages are based on the Fund's average daily net assets:
(a) 35% of the gross management fee received by the Adviser for average daily net assets less than $500 million; (b) 30% of the gross management fee received by the Adviser for average daily net assets equal to $500 million and less than $1 billion; (c) 25% of the gross management fee received by the Adviser for average daily net assets equal to $1 billion and less than $1.5 billion; and
(d) 20% of the gross management fee received by the Adviser for average daily net assets equal to or in excess of $1.5 billion. The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the

1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such fee for any periods in which the Sub-Adviser advises the Fund less than a full month. The Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

     In the event that, and each time that, prior to the fifth anniversary of the effective date of this Agreement (the "Effective Date"), George P. Fraise, Gordon M. Marchand or any person designated as a co-portfolio Manager in the Fund's prospectus (collectively, a "Co-portfolio Manager") ceases employment with the Sub-Adviser, the month fee paid to the Sub-Adviser shall be reduced by 20% of the fee that the Sub-Adviser would otherwise earn for such monthly period under this Agreement until the Sub-Adviser retains a new Co-portfolio Manager as a substitute for the departed portfolio manager. In the event that, and each time that, prior to the fifth anniversary of the Effective Date, the Sub-Adviser does not have an analyst reasonably acceptable to the Adviser, supporting the Co-portfolio Managers in the management of the Fund, the monthly fee paid to the Sub-Adviser shall be reduced by 10% of the fee that the Sub-Adviser would otherwise earn for such monthly period under this Agreement until the Sub-Adviser retains an analyst reasonably acceptable to the Adviser. No such substitute Co-portfolio Manager shall be selected without the written consent of the Adviser, which consent shall not be unreasonably withheld. A pro rata adjustment shall be made with respect to any month during which such condition existed only for a portion of such month.

     5. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any associate of the Sub-Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity. It is understood that officers, directors and employees of the Sub-Adviser or its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Sub-Adviser or its affiliates and to said affiliates themselves.

     6. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its investment management subsidiaries nor any of such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

     Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

     7. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them. The Sub-Adviser is an independent contractor and is not an agent of either the Adviser or the Fund.

     8. Name of the Trust and the Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, LLC." or "John Hancock Life Insurance Company" only for so long as the Investment Management Contract remains in effect. At such time as such agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name John Hancock U.S. Global Leaders Growth Fund through permission of John Hancock Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

     9. Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust, the Fund or any of their affiliates as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, the Fund and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (a) the Sub-Adviser's causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Prospectus or Statement of Additional Information or any written policies, procedures, guidelines or instructions provided in writing to the Sub-Adviser by the Trustees or the Adviser, (b) the Sub-Adviser's causing the Fund to fail to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company, or (c) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     10. Duration and Termination of this Agreement. This Agreement shall remain in force until June 30, 2005; provided that this Agreement shall terminate unless its continuance is approved prior to June 30, 2005 and annually thereafter in the manner required by the 1940 Act or the rules and interpretive positions of the SEC under the 1940 Act. This Agreement may, on 30 days' written notice, be terminated at any time without the payment of any penalty by the Trust or the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees or the Adviser and may be terminated upon 90 days written notice by the Sub-Adviser. Termination of this Agreement with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Sub-Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment or upon termination of the Investment Management Contract. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved in the manner required by the 1940 Act or the rules and interpretive positions of the SEC under the 1940 Act.

     12. Provision of Certain Information by the Sub-Adviser. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

     a. the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     b. the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws (including, but not limited to, promptly notifying the Adviser in writing of any SEC examinations of the Sub-Adviser and the Sub-Adviser promptly providing to the Adviser a copy of any and all SEC exam findings together with a copy of the Sub-Adviser's responses thereto);

     c. the controlling stockholder or senior management of the Sub-Adviser changes, there is otherwise an actual change in control (whether through sale of all or substantially all the assets of the Sub-Adviser or a material change in management of the Sub-Adviser) or an "assignment" (as defined in the 1940 Act) has or is proposed to occur;

     d. any occurrence of any event that would disqualify the Sub-Adviser from serving as a Sub-Adviser with respect to the Fund; or

     e. any representation of the Sub-Adviser under this Agreement is no longer true in all material respects.

     13. Representations and Acknowledgements of Sub-Adviser. The Sub-Adviser hereby warrants and represents to the Adviser that (i) it has obtained all applicable licenses, permits, registrations and approvals that may be required in order to serve in its designated capacities with respect to the Fund, including, but not limited to registration under the Advisers Act, and shall continue to keep current such license, permits, registrations and approvals for so long as this Agreement is in effect and shall comply in all material respects with all laws applicable to its operations during the term of this Agreement; (ii) it is not prohibited by the Advisers Act or other applicable laws and regulations from performing the services contemplated by this Agreement; and (iii) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Sub-Adviser and is a valid and binding agreement of the Sub-Adviser enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and limitations on the availability of equitable remedies.

     The Sub-Adviser represents that it has provided the Adviser with a complete copy of its Form ADV as currently in effect and will promptly provide the Adviser with copies of all amendments and supplements thereto. Such ADV, as amended and supplemented from time to time, does not and shall not contain a material misstatement of the information required to be stated therein.

     The Sub-Adviser has reviewed the Registration Statement, and any amendments or supplements thereto, of the Fund as filed with the SEC and represents and warrants that with respect to disclosure about the Sub-Adviser or information relating directly or indirectly to the Sub-Adviser, such Registration Statement, amendment and/or supplement contain, as of the date thereof, no untrue statement of any material fact and does not omit any state-ment of material fact that was required to be stated therein or necessary to make the statements contained therein not misleading.

     14. Representations and Acknowledgements of Adviser. The Adviser hereby warrants and represents to the Sub-Adviser that (i) it has obtained all applicable licenses, permits, registrations and approvals that may be required in order to serve in its designated capacities with respect to the Fund, including, but not limited to registration under the Advisers Act, and shall continue to keep current such license, permits, registrations and approvals for so long as this Agreement is in effect; and (ii) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Adviser and is a valid and binding agreement of the Adviser enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and limitations on the availability of equitable remedies.

     The Adviser represents that it has provided the Sub-Adviser with a complete copy of its Form ADV as currently in effect and will promptly provide the Sub-Adviser with copies of all amendments and supplements thereto. Such ADV, as amended and supplemented from time to time, does not and shall not contain a material misstatement of the information required to be stated therein.

     The Adviser has reviewed the Registration Statement, and any amendments or supplements thereto, of the Fund as filed with the SEC and represents and warrants that with respect to disclosure about the Adviser or information relating directly or indirectly to the Adviser, such Registration Statement, amendment and/or supplement contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact that was required to be stated therein or necessary to make the statements contained therein not misleading.

     15. Insurance. The Sub-Adviser will maintain at all times insurance coverage for errors and omissions from a nationally recognized insurance company with a claims paying rating of at least AA (or equivalent) in an amount of coverage not less than $1 million (including a deductible not in excess of $100,000) and other terms to which the Adviser shall not reasonably object. JHA shall have the right to require SGA to increase the amount of such insurance coverage (and to specify the amount of such increase) and/or to add JHA and/or the Fund as co-insureds under the policy, and SGA shall effect such changes in insurance coverage requested by JHA within 90 days of receiving notice of the request from JHA. Upon execution of the Subadvisory Agreement, SGA shall deliver to JHA an insurance binder which contains an endorsement providing at least 30 days advance notice of amendment or cancellation of such insurance. Such notice shall be provided directly from the insurance company to JHA.

     16. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     17. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

     18. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Capital Series is the designation of the Trustees under the Amended and Restated Declaration of Trust dated February 28, 1992, as amended from time to time. The Declaration of Trust has been filed with the Secretary of The Commonwealth of

Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

     Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments. Any information supplied by the Trust or the Advisor, which is not otherwise in the public domain, in connection with the Fund or the Adviser is to be regarded as confidential and for use only by the Sub-Adviser and/or its agents, and only in connection with the Sub-Adviser's services under this Agreement. Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its directors/trustees, officers, employees and advisors abide by these confidentiality provisions. Each of the Trust, the Adviser and the Sub-Adviser acknowledge that the restrictions contained in this Section 17(b) are necessary for the protection of the business of the other parties hereto and are considered to be reasonable for such purpose. Each of the Trust, the Adviser and Sub-Adviser agree that any breach of this Section 17(b) is likely to cause the other parties hereto substantial and irrevocable damage and therefore, in the event of such breach, in addition to any other remedies it may have at law or in equity, the non-breach party shall be entitled to specific performance and other injunctive relief. The provisions of this Section 18(b) shall survive any termination of this Agreement.

     This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and supercedes all prior oral and written negotiations, commitments and understandings between the parties; provided that this Agreement shall not supercede or modify the obligations of the Adviser and the Sub-Adviser under the Master Agreement, which obligations shall remain in full force and effect.

                                         Yours very truly,

                                         JOHN HANCOCK CAPITAL SERIES on behalf
                                         of John Hancock U.S. Global Leaders
                                         Growth Fund


                                         By: ------------------------

The foregoing contract
is hereby agreed to as
of the date hereof.


SUSTAINABLE GROWTH ADVISERS, LP       JOHN HANCOCK ADVISERS, LLC


By: ------------------------        By: ------------------------
Name                                Name:


By: ------------------------
Name:


By: ------------------------
Name

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK US GLOBAL LEADERS GROWTH FUND
SPECIAL MEETING OF SHAREHOLDERS -FEBRUARY 11, 2004
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Maureen Ford Goldfarb, William H. King and Susan S. Newton, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of U.S. Global Leaders Growth Fund to be held at 101 Huntington Avenue, Boston, Massachusetts 02199, on February 11, 2004 at 9:00 a.m., Eastern time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated December 30, 2003 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.


                                     Date________________________________, 2004


                                     PLEASE SIGN, DATE AND RETURN
                                     PROMPTLY IN ENCLOSED ENVELOPE

                                     -------------------------------------------
                                     -------------------------------------------
                                               Signature(s)

                                     NOTE:  Signature(s) should agree with
                                     the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY WILL BE VOTED IN FAVOR OR (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.



(1): To approve a new sub-investment management contract among John Hancock Advisers, LLC., U.S. Global Leaders Growth Fund and Sustainable Growth Advisers, LP.


         FOR      |_|              AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

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------------------
JOHN HANCOCK FUNDS

                          Internet Proxy Voting Service
                               Proxy Voting Form
                               John Hancock Funds
                  John Hancock U.S. Global Leaders Growth Fund

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.


Proposal 1.  To approve a new sub-investment management  oFOR  oAGAINST oABSTAIN contract among John Hancock Advisers, LLC.,
             U.S. Global Leaders Growth Fund and
             Sustainable Growth Advisers, LP.



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

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------------------
JOHN HANCOCK FUNDS

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                               John Hancock Funds
                  John Hancock U.S. Global Leaders Growth Fund

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THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.

Proposal 1.  To approve a new sub-investment management              oFOR
             contract among John Hancock Advisers, LLC.,
             U.S. Global Leaders Growth Fund and
             Sustainable Growth Advisers, LP.


Please refer to the proxy statement for discussion of each of these matters.

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